Eastern Virginia Bankshares, Inc. Announces Plan to Repay Up to $15 Million in TARP Funding

TAPPAHANNOCK, Va., May 22, 2014 /PRNewswire/ -- Eastern Virginia Bankshares, Inc. (NASDAQ: EVBS) (the "Company"), the holding company for EVB (the "Bank"), announced today that it intends to repay up to $15 million of its Series A Preferred Stock issued under the Troubled Asset Relief Program Capital Purchase Program ("TARP"), making substantial progress toward completing one of the Company's previously disclosed strategic initiatives. In connection with this repayment, the Company will also pay $4.1 million of previously accumulated but unpaid dividends to holders of the Series A Preferred Stock, and pay $1.1 million of previously accrued but deferred interest on its trust preferred securities.

Joe A. Shearin, President and Chief Executive Officer commented, "We are extremely pleased to be able to announce this plan to repay a substantial portion of our $24 million of Series A Preferred Stock. This repayment will eliminate a high cost source of capital and improve our financial results for our common shareholders. This announcement represents great progress in implementing the Company's strategic plan."

Shearin further commented, "We continue to evaluate and implement strategies to strengthen our financial condition and increase profitability going forward, including the eventual repayment of our remaining Series A Preferred Stock, while identifying strategic opportunities to grow our balance sheet. We are very pleased with the progress we have made over the past 18 months and look forward to continuing to build and strengthen our banking franchise."

The Company currently anticipates completing the partial TARP repayment late during the second quarter of 2014.

Forward-Looking Statements

Certain statements contained in this release that are not historical facts may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company's future filings with the Securities Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements. Examples of forward-looking statements contained in this release include, but are not limited to: (i) statements of plans, objectives and expectations of the Company or its management or Board of Directors, including those relating to current and future financial and balance sheet management strategies and future repayments of the Company's Series A Preferred Stock; and (ii) statements of assumptions underlying such statements.

Words such as "believes," "anticipates," "expects," "intends," "targeted," "continue," "remain," "will," "should," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those discussed in or implied by such statements. Factors that could cause actual results to differ from those discussed in or implied by the forward-looking statements include, but are not limited to (a) changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services that impact the Company's financial condition or results of operations; (b) other circumstances that may be out of the Company's control; and (c) other risk factors disclosed in the Company's filings with the SEC.

Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions and projections within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, actions or achievements of the Company will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward-looking statements. Readers should not place undue reliance on such statements, which speak only as of the date of this report. The Company does not undertake any steps to update any forward-looking statement that may be made from time to time by it or on its behalf.

Contact: Adam Sothen
Chief Financial Officer
Voice: (804) 443-8404
Fax: (804) 445-1047